UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): March 1, 2005


                                                            IRS Employer
Commission       Registrant; State of Incorporation;        Identification
File Number      Address; and Telephone Number              Number
------------     -------------------------------------      -----------------

1-13739          UNISOURCE ENERGY CORPORATION               86-0786732
                 (An Arizona Corporation)
                 One South Church Avenue, Suite 100
                 Tucson, AZ 85701
                 (520) 571-4000

1-5924           TUCSON ELECTRIC POWER COMPANY              86-0062700
                 (An Arizona Corporation)
                 One South Church Avenue, Suite 100
                 Tucson, AZ 85701
                 (520) 571-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
-------------------------------------------------------

     On March 1, 2005, UniSource Energy Corporation ("UniSource Energy") completed an offering of $150 million aggregate principal amount of its 4.50% Convertible Senior Notes due 2035 (the "Notes") through a domestic offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and to persons in offshore transactions in reliance on Regulation S under the Securities Act.

The Indenture and the Notes
---------------------------

     The Notes were issued under an indenture, dated as of March 1, 2005 (the "Indenture"), between UniSource Energy and The Bank of New York, as trustee.

     The Notes bear interest at the rate of 4.50% per annum and mature on March 1, 2035. Interest is payable semi-annually in arrears on each March 1 and September 1, commencing on September 1, 2005. Beginning on March 1, 2015, the Notes will bear contingent interest at the rate of 0.35% per annum during any six-month period from March 1 to, and including, August 31 and from September 1 to, and including, the last day of February if the average price of a Note prior to the beginning of the relevant six-month period equals 120% or more of the principal amount of such Note. The Notes are senior unsecured obligations of UniSource Energy and will rank equally with all of UniSource Energy's other existing and future senior unsecured indebtedness.

     Each $1,000 principal amount of Notes is convertible into 26.6667 shares of UniSource Energy common stock at any time, representing a conversion price of approximately $37.50 per share of UniSource Energy common stock, subject to adjustment in certain circumstances. Beginning on March 5, 2010, UniSource Energy will have the option to redeem the Notes, in whole or in part, for cash, at a price equal to 100% of the principal amount plus accrued and unpaid interest. Holders of the Notes will have the ability to require UniSource Energy to repurchase the Notes, in whole or in part, for cash on March 1, 2015, 2020, 2025 and 2030, or if certain specified fundamental changes involving UniSource Energy occur. The repurchase price will be 100% of the principal amount of the Notes plus accrued and unpaid interest. In the event of a fundamental change that occurs prior to March 5, 2010, UniSource Energy may be required to pay a make-whole premium on notes converted in connection with the fundamental change. The make-whole premium will be payable in shares of UniSource Energy common stock or the consideration into which UniSource Energy common stock has been converted or exchanged in connection with such fundamental change.

         A fundamental change involving UniSource Energy will be deemed to have occurred if (1) certain transactions occur as a result of which there is a change of control of UniSource Energy; or (2) UniSource Energy common stock ceases to be listed on a national securities exchange or quoted on The Nasdaq National Market or another established automated over-the-counter trading market in the United States.

     The Notes may be accelerated upon the occurrence and continuance of an event of default under the Indenture. The failure to make required payments on the Notes or comply with the terms of the Indenture may constitute an event of default. In addition, events of default may arise upon the acceleration of $50 million of indebtedness for borrowed money of UniSource Energy or Tucson Electric Power Company ("TEP"), UniSource Energy's principal subsidiary, or certain events of bankruptcy involving UniSource Energy or TEP. Neither TEP nor any other subsidiary of UniSource Energy has guaranteed UniSource Energy's obligations on the Notes.

     UniSource Energy and its affiliates maintain trustee, lending and other normal banking relationships with The Bank of New York, which is also the transfer agent for UniSource Energy's common stock.

Registration Rights Agreement
-----------------------------

     In connection with the offering of the Notes, UniSource Energy entered into a registration rights agreement, dated March 1, 2005 (the "Registration Rights Agreement"), for the benefit of the holders of the Notes.

     Pursuant to the terms of the Registration Rights Agreement, UniSource Energy has agreed, among other things, to (1) file a registration statement (the "Shelf Registration Statement") with the Securities and Exchange Commission relating to the Notes within 120 days of original issuance of the Notes; and (2) use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act within 210 days following the date of original issuance of the Notes. If a registration default (as defined in the Registration Rights Agreement, including the failure by UniSource Energy to meet the deadlines set forth above) occurs, UniSource Energy has agreed to pay additional interest on the Notes during the period from the date on which the registration default occurs until, but excluding, the date on which the registration default has been cured. Additional interest will accrue on the Notes at the rate of 0.50% per annum. Additional interest will cease to accrue on any Note that is distributed to the public pursuant to Rule 144 under the Securities Act or is eligible to be resold pursuant to Rule 144(k) under the Securities Act.

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
-------------------------------------------------------------------------------
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
----------------------------------------------

     Reference is made to the information set forth under Item 1.01 above, which information is incorporated into this Item 2.03 by reference.

ITEM 8.01 - OTHER EVENTS.
-------------------------

     On March 1, 2005, UniSource Energy used approximately $106 million of the net proceeds of approximately $146 million from the offering of the Notes to repay a UniSource Energy debt obligation to TEP in the principal amount of $95 million plus accrued interest of approximately $11 million and will use the remainder of the net proceeds for other general corporate purposes, including making capital contributions to TEP and UniSource Energy Services, Inc., a direct subsidiary of UniSource Energy and the holding company of UNS Electric, Inc. and UNS Gas, Inc. TEP expects to use the proceeds of the UniSource Energy note repayment and any capital contributions received by it from UniSource Energy to redeem or repurchase certain of TEP's existing indebtedness through transactions that may include negotiated or market purchases, tender offers and redemptions. TEP has not determined the series of debt to be repaid or repurchased.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.
----------------------------------------------

     Exhibit 4.1           Indenture, dated as of March 1, 2005

     Exhibit 4.2           Registration Rights Agreement, dated March 1, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 3, 2005                     UNISOURCE ENERGY CORPORATION
                                        ----------------------------------------
                                                 (Registrant)


                                        /s/ Kevin P. Larson
                                        ----------------------------------------
                                        Vice President and Principal
                                             Financial Officer


Date: March 3, 2005                     TUCSON ELECTRIC POWER COMPANY
                                        ----------------------------------------
                                                 (Registrant)


                                        /s/ Kevin P. Larson
                                        ----------------------------------------
                                        Vice President and Principal
                                             Financial Officer